EXHIBIT 3.(i)

                    ARTICLES OF INCORPORATION

                               OF

                   NOVANET INTERNATIONAL, INC.


      The undersigned, for the purpose of forming a Nevada corporation, pursuant to and by virtue of Chapter 78 of Nevada
Revised  Statutes, hereby adopts and acknowledges  the  following
Articles of Incorporation.

                            ARTICLE I

                              NAME

                The   name   of   the  corporation   is   NOVANET
INTERNATIONAL, INC.

                           ARTICLE II

              RESIDENT AGENT AND REGISTERED OFFICE

      The name of the initial resident agent and the street address of the initial registered office in the State of Nevada where process may be served upon the corporation is Att. Richard Barrows, Attorney at Law, Wilson & Barrows, Ltd. 442 Court Street, Elko, Nevada, 89801. The corporation may, from time to time in the manner provided by law, change the resident agent and the registered office within the State of Nevada. The corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

                           ARTICLE III

                          CAPITAL STOCK

     Section 3.1 Authorized Shares. The corporation has two (2) classes of authorized shares which may be issued by the Board of Directors and which are described as follows:

     A. Twenty Five Million (25,000,000) common shares with a par value of one mil ($0.001) per share. Each common share, as issued, shall be entitled to one (1) vote per share, is nonassessable, and is not subject to recall.

     B. Five Million (5,000,000) Class "A" preferred shares, with a par value of one mil ($0.001) per share. The Class "A" preferred shares shall be non-voting, non-assessable and are not subject to recall. The Class "A" preferred shares, as issued, shall be entitled to priority over common shares in the payment of any dividends, such that no dividend may be paid upon common shares until any declared dividend is paid upon all preferred shares. The preferred Class "A" shares, as issued, will also have priority over common shares in the event of dissolution. Preferred Class "A" shares, as issued, shall also be entitled to any priority or rights now or hereafter provided for preferred shares under Nevada law, but shall be treated equally with any other class of preferred shares, except the Board of Directors may affix different interest rates to different classes of Preferred Shares and/or rights of redemption. The Board shall determine interest, if any, payable on the preferred shares at the time of issuance, as well as any terms of redemption.

      Section 3.2 Consideration for Shares. The shares of the corporation's stock shall be issued for such consideration as shall be fixed, from time to time, by the Board of Directors.

      Section 3.3 Assessment of Stock. The shares of the corporation's stock, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed. No stockholder of the corporation is individually liable for the debts or liabilities of the corporation.

      Section 3.4 No Cumulative Voting. No stockholder of the corporation shall be entitled to cumulative voting of his shares.

      Section 3.5 No Preemptive Rights. No stockholder of the corporation shall have any preemptive rights.

                           ARTICLE IV

                     DIRECTORS AND OFFICERS

      Section 4.1 Number of Directors. The members of the governing board of the corporation are styled as directors. The number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the corporation and consistent with Nevada Law. The initial Board shall consist of three (3) members.

      Section 4.2 First Board of Directors. The name and post office box or street address of the directors constituting the first Board of Directors, which shall be:

     NAME                          ADDRESS

     Dr. Donald Hays Baird         561 Peco Way
                                   Sacramento, CA 95819

      Mr.  Steven B. Madsen        8850 S.E.,  YeshuaLane
                                   Port Orchard, WA 98366

                                   Mailing Address:
                                   P.O. Box 217
                                   Southworth, WA 98386-0217

     Mr. Dennis G. Madsen          7829 S. 3500 E.
                                   Salt Lake City, UT 84121

                                   Mailing Address:
                                   476 E. South Temple #205
                                   Salt Lake City, UT 84111


      Section 4.3 Limited Liability of Directors and Officers. No director or officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for negligent breach of fiduciary duty as a director or officer so far as such indemnity is allowed under Nevada law; provided, however, that the foregoing provision does not eliminate or limit the liability of a director or officer of the corporation for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions in violation of Nevada Revised Statutes 78.300, or any successor provision.

      Section 4.4 Payment of Expenses. In addition to any other rights of indemnification permitted by the law of the State of Nevada, or as may be provided for by the corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the corporation, must be paid by the corporation or through insurance purchased and maintained by the corporation or through other financial arrangements made by the corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation.

       Section 4.5 Repeal and Conflicts. Any repeal or modification of Sections 4.3 or 4.4 approved by the stockholders of the corporation shall be prospective only. In the event of any conflict between Section 4.3 or 4.4 and any other provision of the corporation's Articles of Incorporation, the terms and provisions of Section 4.3 or 4.4 shall control.


                            ARTICLE V

                            PURPOSES

      The corporation may engage in any lawful business or enterprise of any type in the State of Nevada or the world. The intended initial purpose shall be the participation by direct investment, joint venture, merger or other acquisition in other businesses or ventures as the Board of Directors may determine at anytime.


                           ARTICLE VI

                       POWERS & PERPETUITY

      The corporation shall have all powers conferred or implied under Nevada law or the laws of any jurisdiction where it may be qualified to conduct business. Specifically, and not in limitation of the preening general powers, the corporation, to achieve its purposes, may issue stock, borrow or lend money, engage in any joint venture, union of interest, merger, sell or acquisition of assets; or engage in any other transaction, enterprise or act in which a corporation may engage. The corporation shall have perpetual existence.

                           ARTICLE VII

                          INCORPORATOR

      The name and post office box or street address of the incorporator signing these Articles of Incorporation is:

     NAME                          ADDRESS

     Mr. Dennis G. Madsen          7829 S. 3500 E.
                                   Salt Lake City, UT 84121

      IN WITNESS HEREOF, the sole incorporator has executed these Articles of Incorporation of NOVANET INTERNATIONAL, INC., on this
28th  day of April, 1998.




                              Dennis G. Madsen



STATE OF UTAH            )
                            :ss.
COUNTY OF SALT LAKE      )

      On April 28, 1998, personally appeared before me, a Notary Public, Dennis G. Madsen, personally known (or proved) to me to be the person whose name is subscribed to the foregoing Articles of Incorporation of NOVANET INTERNATIONAL, INC. who acknowledged that he executed the instrument.

                                   _____________________________
                                   NOTARY PUBLIC
                                                         Residing
at:___________________




EXHIBIT 3.(ii)

                             BY-LAWS

                               OF

                   NOVANET INTERNATIONAL, INC.


                            ARTICLE I

                             Offices

      Section 1. Principal Executive Office. The principal executive office of the corporation shall be located at 7829 South 3500 East, Salt Lake City, Utah, 84121. The Board of Directors is hereby granted full power and authority to change said principal executive office from one location to another. Any such change shall be noted on the by-laws by the secretary, opposite this Section, or this Section may be amended to state the new location.

      Section 2. Other Offices. Other business offices may at any time be established by the Board of Directors at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the corporation may require.


                           ARTICLE II

                    Meetings of Stockholders

     Section 1. Place of Meetings. All annual or other meetings of stockholders shall be held at the principal executive office of the corporation, or at any other place within or without the State of Nevada which may be designated by the Board of Directors and stated in the notice of the meeting.

      Section 2. Annual Meetings. Annual meetings shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At such meetings, Directors shall be elected, reports of the affairs of the corporation shall be considered and any other business may be transacted which is within the powers of the stockholders.

      Section 3. Special Meetings. Special meetings of the stockholders, for the purpose of taking any action permitted by the stockholders under the Nevada Revised Statutes and the
Articles of Incorporation, may be called at any time by the chairman of the board or the president, by the Board of Directors or by one or more stockholders holding not less than a majority of the shares of capital stock of the corporation issued and outstanding and entitled to vote at the meeting. Upon request in writing that a special meeting of stockholders be called for any proper purpose, directed to the chairman of the board, the president, any vice president or the secretary by any person (other than the Board of Directors) entitled to call a special meeting of stockholders, the officer forthwith shall cause notice to be given to stockholders entitled to vote that a meeting will be held at a time requested by the person or person calling the meeting, not less than 20 nor more than 60 days after receipt of the request. If the notice is not given within 20 days after receipt of the request, the person or persons entitled to call the meeting may give the notice. If a special meeting is called by any person or persons other than the Board of Directors, the written request to an appropriate officer of the corporation shall specify the time of such meeting and the nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or facsimile transmission.

      Section 4. Notice of Meetings of Stockholders and Delivery of Reports to Stockholders. Written notice of any meeting of stockholders shall be given to each stockholder entitled to vote and a copy of each report to the stockholders shall be given to each stockholder, in each case either personally or by mail or other means of written communication, charges prepaid, addressed to such stockholder at his address appearing on the books of the corporation or given by him to the corporation for the purpose of notice. If any notice or report addressed to the stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if such notice or report shall be available for the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other stockholders. If a stockholder gives no address, notice or a report shall be deemed to have been given to such stockholder if sent by mail or other means of written communication addressed to the place where the principal executive office of the corporation is situated, or if published at least once in a newspaper of general circulation in the county in which the principal executive office is located.

      All such notices of meetings shall be given to each stockholder entitled thereto not less than 10 days nor more than 60 days before each meeting, and all such reports shall be given to each stockholder entitled thereto at the times provided in
Section 3 of Article VII of the Bylaws or as otherwise provided by applicable law. Any such notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any such notice or report in accordance with the provisions of this Section, executed by a responsible employee or any agent of the corporation, shall be prima facie evidence of the giving of the notice or report.

     Each such notice shall specify:

          (a)  the place, the date and the hour of the meeting;

          (b)  in the case of special meetings, the nature of the
business  to  be  transacted  (and  no  other  business  may   be
transacted at such meeting);

           (c) in the case of annual meetings, those matters which the Board of Directors, at the time of the mailing of the notice, intends to present for action by the stockholders;

           (d) if Directors are to be elected, the names of nominees intended at the time of the notice to be presented by the Board of Directors or management for election; and

           (e) such other matters, if any, as may be expressly required by applicable law.

      Section 5. Quorum. The presence in person or by proxy of the persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business, except as otherwise provided by applicable law or by the Articles of Incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum, or by any greater number of shares required to take such action by applicable law or the Articles of Incorporation. Whenever under the Nevada Revised Statutes any shares are disqualified from voting on any matter, they shall not be considered outstanding for purposes of determining the quorum required at a meeting held to act upon, or the required vote to approve action upon, that matter.

      Section 6. Adjourned Meeting and Notice Thereof. Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the voting shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum no other business may be transacted at such meeting, except as provided in the preceding Section 5. When any stockholders' meeting, annual or special, is adjourned for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting to each stockholder of record entitled to vote at the meeting. Except as provided above, it shall not be necessary to give notice of the time and place of the adjourned meeting or of the business to be transacted thereat if the time and place thereof are announced at the meeting at which such adjournment is taken. At the adjourned meeting, provided the foregoing notice requirements, if applicable, and the quorum requirements of the preceding Section 5 are satisfied, the stockholders may transact any business which might have been transacted at the original meeting.

      Section 7. Voting. Pursuant to Section 1 of Article VI of these Bylaws, the Board of Directors may fix a record date for the determination of the stockholders entitled to vote at any meeting of stockholders.

      Unless the Articles of Incorporation provide for more or less than one vote per share, each outstanding share, regardless of class, shall be entitled to one vote on each matter on which such share is entitled to be voted. Any holder of shares entitled to vote on any matter may vote part of his shares in favor of the proposal and refrain from voting the remaining shares or (except in voting upon election of Directors) vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote. Voting by the stockholders may be a voice vote or by ballot; provided, however, that all elections for Directors must be by ballot upon demand made by a stockholder at the meeting and before the voting begins.

      Except  as otherwise provided in the last two sentences  of
Section 5 of this Article II:

           (a) the affirmative vote of a majority of the shares actually voted for or against a matter at a duly held meeting at which a quorum is present (without giving effect to abstentions and broker non-votes) shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required for such act by applicable law, the Articles of Incorporation or the Bylaws; and

           (b) in the election of Directors, the candidates receiving the highest number of affirmative votes of shares entitled to be voted, up to the number of Directors to be elected by such shares, shall be elected. Votes against a candidate for Director and votes withheld shall have no legal effect.

      If the Articles of Incorporation provide for more or less than one vote for any shares on any matter, the references in this Section and in Section 5 of this Article II to a majority or other proportion of shares means, as to such matter, a majority or other proportion of the votes entitled to be cast by such shares.

      Section 8. Validation of Defectively Called or Noticed Meetings. The transactions of any meeting of stockholders, annual or special, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present pursuant to
Section 5 of this Article II, either in person or by proxy, and if, either before or after the meeting, each of the following persons signs a written waiver of notice, a consent to the holding of such meeting or an approval of the minutes thereof:

           (a) any person entitled to vote at the meeting not present at the meeting in person or by proxy;

           (b) any person who, though present, has, at the beginning of the meeting, properly objected to the transaction of any business because the meeting was not lawfully called or convened; or

          (c) any person who, though present, during the meeting has properly objected to the consideration of particular matters of business required by the Nevada Revised Statutes or the Bylaws or otherwise to be included in the notice of the meeting, but not so included.

Except as otherwise provided in the Articles of Incorporation, neither the business to be transacted at, nor the purpose of, any annual or special meeting of stockholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 9.  Action Without Meeting.

           (a)   Unless  otherwise provided in  the  Articles  of
Incorporation:

                (i)   Directors may be elected without a  meeting
     only by a written consent signed by all the stockholders who would be entitled to vote for the election of such Directors; provided, that with appropriate notice as hereinafter set forth, a Director may be elected at any time to fill a vacancy not filled by the Directors by a written consent signed by the holders of a majority of the outstanding shares entitled to vote for the election of the Directorship or Directorships which are vacant; and

                (ii) any other action which, under any provision of the Nevada Revised Statutes, may be taken at a meeting of the stockholders, may be taken without a meeting, upon notice as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

           (b) Unless the consents of all stockholders entitled to vote have been solicited in writing, prompt written notice shall be given of the taking of any corporate action approved by stockholders without a meeting by less than unanimous written consent to those stockholders entitled to vote who have not consented in writing. Such notices shall be given in the manner and shall be deemed to have been given as provided in Section 4 of Article II of the Bylaws.

           (c) All such written consents shall be filed with the secretary of the corporation.

          (d)  Pursuant to Section 1 of Article VI of the Bylaws,
the   Board  of  Directors  may  fix  a  record  date   for   the
determination of stockholders entitled to give such written consent.

           (e) Any stockholder giving a written consent, or the stockholder's proxyholders, or a transferee of the shares of a personal representative of the stockholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the secretary of the corporation.

     Section 10.  Proxies.

           (a) At any meeting of stockholders, any stockholder may designate another person or persons to act as a proxy or proxies. If any stockholder designates two or more persons to act as proxies, a majority of those persons present at the meeting or, if only one is present, then that one, has and may exercise all of the powers conferred by the stockholder upon all of the persons so designated unless the stockholder provides otherwise.

          (b) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (a), the following constitute valid means by which a stockholder may grant such authority:

                 (i) a stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the signing of the writing by the stockholder or his authorized officer, Director, employee or agent or by causing the signature of the stockholder to be affixed to the writing by any reasonable means, including, but not limited to, a facsimile signature; or

               (ii) a stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a firm which solicits proxies or like agent who is authorized by the person who will be the holder of the proxy to receive the transmission. Any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that the telegram, cablegram or other electronic transmission is valid, the persons appointed by the corporation to count the votes of stockholders and determine the validity of proxies and ballots or other persons making those determinations must specify the information upon which they relied.

           (c) Any copy, communication by telecopier or other reliable reproduction of the writing or transmission created pursuant to subsection (b) may be substituted for the original writing or transmission for any purpose for which the original writing or transmission could be used, if the copy, communication by telecopier or other reproduction is a complete reproduction of the entire original writing or transmission.

          (d) No such proxy is valid after the expiration of six months from the date of its creation, unless it is coupled with an interest, or unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed seven years from the date of its creation. Subject to these restrictions, any proxy properly created is not revoked and continues in full force and effect until another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the secretary of the corporation or another person or persons appointed by the corporation to count the votes of stockholders and determine the validity of proxies and ballots.

      Section 11. Inspectors of Election. In advance of any meeting of stockholders, the Board of Directors may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, the chairman of any such meeting may, and on the request of any stockholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more stockholders or their respective proxies, the majority of shares entitled to vote represented in person or by proxy shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may, and on the request of any stockholder or a proxy of any stockholder entitled to vote shall, be filled by appointment by the Board of Directors in advance of the meeting, or at the meeting by the chairman of the meeting.

      The duties of such inspectors shall include: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders. In the determination of the validity and effect of proxies, the dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates on the envelopes in which they are mailed.

      The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

      Section 12. Presiding Officer; Order of Business; Conduct of Meeting.

           (a) Meetings of the stockholders shall be presided over by such person as shall be designated by the Board of Directors, if no designation is made, then by the chairman of the Board of Directors, or if there is no chairman of the Board of Directors, then the president. The secretary of the corporation, or in his absence, an assistant secretary, shall act as secretary of the meeting.

          (b) Subject to the following, meetings of stockholders shall generally follow accepted rules of parliamentary procedure.

                (i) The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman. If the chairman, in his absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure as to any one meeting of stockholders or a part thereof, the chairman shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

                (ii) If disorder shall arise which prevents continuation of the legitimate business of the meeting, the chairman may quit the chair and announce the adjournment of the meeting, and upon his so doing, the meeting is immediately adjourned.

                (iii)       The chairman may ask or require  that
     anyone not a bona fide stockholder or proxyholder leave the meeting.

                 (iv) A resolution or motion shall be only considered for a vote if proposed by a stockholder or duly authorized proxyholder, and seconded by an individual, who is a stockholder or duly authorized proxyholder, other than the individual who proposed the resolution or motion.


                           ARTICLE III

                            Directors

      Section 1. Powers. Subject to the limitations of the Nevada Revised Statutes and any limitations in the Articles of Incorporation relating to action required to be authorized or approved by the stockholders, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Directors shall have the following powers:

           First - To select and remove all the officers, agents and employees of the corporation; prescribe such powers and duties for them as may not be inconsistent with applicable law, the Articles of Incorporation or the Bylaws; fix their compensation and require from them security for faithful service.

          Second - To conduct, manage and control the affairs and business of the corporation, and to make such rules and regulations therefore, not inconsistent with applicable law, the Articles of Incorporation or the Bylaws, as they may deem appropriate.

          Third - To change the principal executive office of the corporation from one location to another as provided in Section 1 of Article I of the Bylaws; to fix and locate from time to time one or more subsidiary offices of the corporation within or without the State of Nevada, as provided in Section 2 of Article I of the Bylaws; to designate any place within or without the State of Nevada for the holding of any stockholders' meeting or meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem appropriate, provided such seal and such certificates shall at all times comply with the provisions of applicable law.

           Fourth - To authorize the issue of shares of stock of the corporation from time to time, upon such terms as may be lawful and to retain counsel and other experts to comply with all federal and state securities laws and regulation incident to the issuance of stock of the company.

           Fifth - To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefore, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation or other evidences of debt and security therefore.

            Sixth - To review, negotiate, and propose for ratification by the shareholders, all proposals for merger, acquisition, reorganization, sale of most or all assets or other acts requiring shareholder vote. Preliminary negotiations or such transactions may be delegated to one or more officers or agents of the company.

           Seventh - To retain, through its officers, various experts, such as attorneys and accountants, to render securities and tax opinions and like legal or accounting advice to the Board.

      Section 2. Number and Qualification of Directors. The number of Directors of the corporation shall not be less than three nor more than twelve until changed by amendment of the Articles of Incorporation and by a bylaw amending this Section. The exact number of Directors shall be fixed from to time, within the limits specified in this Section, by a resolution adopted by the Board of Directors.

      Subject to the foregoing provisions for changing the number of Directors, the number of Directors of this corporation has been fixed at three.

     Section 3. Election and Term of Office. Directors shall be elected to hold office until the succeeding annual meeting of stockholders, and until their respective successors have been elected and qualified. Directors shall be elected at each annual meeting of stockholders, but if any such annual meeting is not held or Directors are not elected thereat, Directors may be elected at any special meeting of stockholders held for that purpose. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which such Director was elected, and until a successor has been elected and qualified, subject to the Nevada Revised Statutes and the provisions of the Bylaws with respect to vacancies on the Board of Directors.

     Section 4.  Vacancies.

           (a) A vacancy on the Board of Directors shall be deemed to exist in case of the death, resignation, incapacity or removal of any Director, if the authorized number of Directors is increased or if the stockholders fail, at any annual or special meeting of stockholders at which any Director or Directors are to be elected, to elect the full authorized number of Directors to be voted for at that meeting.

           (b) Except as otherwise provided in the Articles of Incorporation, any or all of the Directors may be removed with or without cause if such removal is approved by the affirmative vote of at least two-thirds of the outstanding shares entitled to vote on the election of Directors, provided that when by the provisions of the Articles of Incorporation the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more Directors, any Directors so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

      No reduction in the authorized number of classes of Directors shall have the effect of removing any Director prior to the expiration of his term of office.

           (c) Any Director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the Board of Directors accepts the resignation of a Director tendered to take effect at a future time, the Board of Directors shall have power to elect a successor to take office when the resignation is to become effective.

           (d)  Vacancies in the Board of Directors may be filled
(i) by the affirmative vote of a majority of the Directors then in office present at a duly held meeting at which a quorum is present or the unanimous written consent of the Directors then in office or (ii) if the number of Directors then in office is less than a quorum, by the unanimous written consent of the Directors then in office, or the affirmative vote of a majority of the Directors then in office at a duly held meeting of such Directors or a sole remaining Director; and each Director so elected shall hold office until his successor is elected and qualified. The stockholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors. Any such election by written consent shall require the consent of holders of a majority of the outstanding shares entitled to vote for the election of such Directors.

      Section 5. Annual Meeting. Immediately following each annual meeting of stockholders, the Board of Directors shall hold a regular meeting at the place of said annual meeting, or at such other place as shall be fixed by the Board of Directors, for the purpose of organization, election of officers and the transaction of other business. Call and notice of such meetings are hereby dispensed with.

      Section 6. Other Regular Meetings. Other regular meetings of the Board of Directors shall be held during each year, at such times and places as the Board of Directors may from time to time provide by resolution, either within or without the State of Nevada, without other notice than such resolution.

     Section 7. Special Meetings. Special meetings of the Board of Directors for the purpose of taking any action permitted by the Directors under the Nevada Revised Statutes and the Articles of Incorporation may be called at any time by the chairman of the board, the president, the secretary or any two Directors. Notice of the date, hour and place of special meetings shall be given to each Director (a) personally or by telephone, telegraph or facsimile transmission, in each case at least 24 hours prior to the holding of the meeting or (b) by first class mail, charges prepaid, addressed to him at his address as it is shown upon the records of the corporation or, if it is not so shown on such records and is not readily ascertainable, at the place at which the meetings of the Directors are regularly held, at least two days prior to the holding or the meeting. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the Unites States mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient. Any notice shall state the date, place and hour of the meeting and may, but shall not be required to, state the general nature of the business to be transacted.

       Section 8. Waiver of Defectively Called or Noticed Meetings. Notice of a meeting need not be given to a Director who signs a waiver of notice, or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior to or at the commencement of the meeting, the lack of proper notice to him. Any such waiver or consent shall state the date, place and hour of the meeting, but need not specify the purpose of the meeting. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

      Section 9. Place of Meeting. Regular and special meetings of the Board of Directors shall be held at any place within or without the State of Nevada which has been designated from time to time by resolution of the Board of Directors. In the absence of such designation, regular and special meetings shall be held at the principal executive office of the corporation.

      Section 10. Action at a Meeting; Quorum and Required Vote. Presence in person of a majority of the authorized number of Directors at a meeting of the Board of Directors constitutes a quorum for the transaction of business, except as hereinafter provided. Members of the board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting as permitted by the preceding sentence constitutes presence in person at such meeting. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number, or the same number after disqualifying one or more Directors from voting, is required by the Nevada Revised Statutes, the Articles of Incorporation or the Bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of a Director, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

      Section 11. Adjournment. A majority of the Directors present at any meeting, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to meet again at a stated date, hour and place. If any meeting is adjourned for more than 48 hours, notice of any adjournment to another date, hour or place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of adjournment. Otherwise, notice of the date, hour and place of holding an adjourned meeting need not be given to absent Directors if the date, hour and place are fixed at the meeting adjourned.

      Section 12. Action Without Meeting. Any action by the Board of Directors may be taken without a meeting if all members of the Board of Directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors and shall have the same force and effect as a unanimous vote of the Directors.

     Section 13. Committees of the Board. By resolution adopted by the Board of Directors, the Board of Directors may designate an executive committee, an audit committee and such other committees as it shall determine, each consisting of at least one Director and which may include one or more other persons who need not be Directors, to serve at the pleasure of the Board of Directors, and prescribe the manner in which proceedings of such committees shall be conducted. The appointment of members or alternate members of a committee shall be made by a majority vote of the Board of Directors. For purposes of the Bylaws, the term "audit committee" shall mean any committee of the Board of Directors to which is delegated the function of periodically reviewing the financial condition, and the results of audit examinations, of the corporation with the corporation's independent public accountants. The audit committee, if appointed, shall not include any officer or employee of the corporation or its subsidiaries unless the Board of Directors shall specifically designate an officer or employee to serve on such committee. Unless the Board of Directors shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be scheduled in advance, in which case call and notice of any such meetings are hereby dispensed with, and may be called at any time by any member thereof; otherwise, the provisions of the Bylaws with respect to notice and conduct of meetings of the Board of Directors shall govern. Any such committee, to the extent provided in a resolution of the Board of Directors, may have all of the authority of the Board of Directors, expect with respect to:

           (a)   the approval of any action for which the  Nevada
Revised Statutes, the Articles of Incorporation or the Bylaws also requires approval of the stockholders;

          (b) the filling of vacancies on the Board of Directors or on any committee;

           (c) the fixing of compensation of the Directors for serving on the Board of Directors or on any committee;

          (d)  the adoption, amendment or repeal of Bylaws;

           (e) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;
           (f) any distribution to the stockholders, except at a rate or in a periodic amount or within a range determined by the Board of Directors; and

           (g) the appointment of other committees of the Board of Directors or the members thereof.

      Section 14. Compensation. Directors, and members of any committee of the Board of Directors, shall be entitled to such compensation for their services as Directors and members of any such committee as shall be fixed from time to time by resolution of the Board of Directors and shall also be entitled to reimbursement for any reasonable expenses incurred in attending such meetings. Any Director receiving compensation under these provisions shall not be barred from serving the corporation in any other capacity and receiving compensation for such other services.

      Section 15.  Transfer Agents and Registrars.  The Board  of
Directors may appoint one or more transfer agents and one or more registrars, either domestic or foreign, at such times and places as the requirements of the corporation may necessitate.


                           ARTICLE IV

                            Officers

     Section 1. Officers. The officers of the corporation shall be a president, a secretary and a treasurer. The corporation may also have, at the discretion of the Board of Directors, a chairman of the board, a chief financial officer, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers and such other officers as may be appointed in accordance with the provisions of Section 3 of Article IV. One person may hold any two or more offices.

      Section 2. Election. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be chosen annually by the Board of Directors; provided, however, that each officer of the corporation shall hold his office at the pleasure of the Board of Directors, or until he shall resign or shall become disqualified to serve, or until his successor shall be elected and qualified, subject, in each case, to the rights, if any, of the corporation and any such officer under any contract of employment between the corporation and the officer.

      Section 3. Subordinate Officers, Etc. The Board of Directors may appoint, and may empower the chairman of the board, the president or any vice president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as provided in the Bylaws or as the Board of Directors may from time to time determine.

     Section 4.  Removal and Resignation.
          (a) Any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors, subject, in each case, to the rights, if any, of an officer under any contract of employment with the corporation.

           (b) Any officer may resign at any time by giving written notice to the Board of Directors, the president or the secretary of the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      Section 5. Vacancies. A vacancy in any office as a result of any cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

      Section 6. Chairman of the Board. The chairman of the board, if there shall be such an officer, shall be elected from among the Directors and shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the Bylaws.

      Section 7. President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

     Section 8. Vice President(s). In the absence or disability of the president, the vice presidents in order of their rank as fixed by the Board of Directors or, if not ranked, the vice president designated by the Board of Directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as are incident to the office of corporate vice president and as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws.

      Section 9. Secretary. The secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office and such other place or places as the Board of Directors may order, a book of minutes of actions taken at all meetings of, and by all written consents of, Directors and stockholders, together with, in the case of meetings, the time and place of holding, whether regular or special and, if special, how authorized, the notice thereof given, the names of those present at meetings of stockholders and the proceedings thereof. The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, a stock ledger, or a duplicate stock ledger, showing the names of the stockholders, alphabetically arranged, and their address, the number and classes of shares held by each, the number and date of certificates issued for such shares and the number and date of cancellation of every certificate surrendered for cancellation. If the stock ledger or duplicate stock ledger is kept at the office of the corporation's transfer agent or registrar, a statement containing the name and address of the custodian of the stock ledger or duplicate stock ledger shall be kept at the corporation's principal executive office. The secretary shall give, or cause to be given, notice of all the meetings of the stockholders and of the Board of Directors required by the Bylaws or by law to be given, and shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as are incident to the office of corporate secretary and as may be prescribed by the Board of Directors or the Bylaws.

      Section  10.   Treasurer.   The treasurer  shall  keep  and
maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. The books of account shall at all reasonable times be open to inspection by any Director. The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the president and the Board of Directors, whenever they request it, an account of all of his transactions as treasurer and of such other duties as are incident to the office of corporate treasurer and as may be prescribed by the Board of Directors or the Bylaws.

       Section 11. Compensation. The salaries and other compensation for the principal officers of the corporation shall be fixed, from time to time, by the Board of Directors. No officer shall be disqualified from receiving a salary or such other compensation by reason of his also being a Director of the corporation.

      Section 12. Multiple Offices. Any one person may hold up to two offices described by this section, except the president may not hold any other office. It is initially intended the Secretary/Treasurer will be a combined office. Officers need not, but may be shareholders and/or Directors in the company.

                            ARTICLE V

              Indemnification of Corporate Agents;
                 Purchase of Liability Insurance

      Section  1.   Indemnification of Agents of the Corporation;
Purchase of Liability Insurance.

          (a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the act that he is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          (b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner which he reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. However, indemnification shall not be made for any claim, issue or matter as to which a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fair and reasonably entitled to indemnify for such expenses as the court deems proper.

           (c) To the extent that a Director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsection (a) or (b), or in defense of any claim, issue or matter therein, he shall be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

           (d) Any indemnification under subsection (a) or (b), unless ordered by a court or advanced pursuant to subsection (e), shall be made by the corporation only as authorized in the specified case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances, The determination shall be made: (i) by the stockholders; (ii) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding; (iii) if a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of Directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

          (e) The expenses of officers and Directors incurred in defending a civil or criminal action, suit or proceeding shall be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the Director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection (e) do not affect any rights to advancement of expenses to which corporate personnel other than Directors or officers may be entitled under any contract or otherwise by law.

           (f) The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article V
(i) does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, the Bylaws or any agreement, vote of stockholders or disinterested Directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to subsection (b) or for the advancement of expenses made pursuant to subsection (e), shall not be made to or on behalf of any Director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or knowing violation of the law and were material to the cause of action (ii) continues for a person who has ceased to be a Director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

            (g) The corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a Director, officer, employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses. The other financial arrangements made by the corporation may include any now or hereafter permitted by applicable law.

           (h) In the event that the Nevada Revised Statutes shall hereafter permit or authorize indemnification by the corporation of the Directors, officers, employees or agents of the corporation for any reason or purpose or in any manner not otherwise provided for in this Article V, then such Directors, officers, employees and agents shall be entitled to such indemnification by making written demand therefore upon the corporation, it being the intention of this Article V at all times to provide the most comprehensive indemnification coverage to the corporation's Directors, officers, employees and agents as may now or hereafter be permitted by the Nevada Revised Statutes.

           (i) The foregoing indemnification provisions shall inure to the benefit of all present and future Directors, officers, employees and agents of the corporation and all persons now or hereafter serving at the request of the corporation as Directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise and their heirs, executors and administrators, and shall be applicable to all acts or omissions to act of any such persons, whether such acts or omissions to act are alleged to have or actually occurred prior to or subsequent to the adoption of this Article V.

     Section 2. Vested Rights. Neither the amendment nor repeal of this Article V, nor the adoption of any provision of the Articles of Incorporation or the Bylaws or of any statute inconsistent with this Article V, shall adversely affect any right or protection of a Director, officer, employee or agent of the corporation existing at the time of such amendment, repeal or adoption of such inconsistent provision.


                           ARTICLE VI

                  Shares and Share Certificates

     Section 1.  Record Date.

           (a) The Board of Directors may fix a time in the future as a record date for the determination of the stockholders entitled to notice of and to vote at any meeting of stockholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or distribution or any allotment of rights or to exercise any rights in respect of any other lawful action. The record date so fixed shall be not more than 60 days nor less than 10 days prior to the date of any meeting, nor more than 60 days prior to any other event for the purposes of which it is fixed.

          (b) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than 30 days from the date set for the original meeting.

           (c) When a record date is fixed, only stockholders of record on the close of business on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive a dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the  books  of the corporation after the record date,  except  as otherwise provided in the Articles of Incorporation, by agreement, by the Nevada Revised Statutes or in Section 4 of this
Article VI.

      Section 2. Certificate for Shares. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the chairman of the board or the president or a vice president and by the treasurer or an assistant treasurer or the secretary or an assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. Any of the signatures on the certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issuance.

      Any certificate for shares shall contain such legend or other statement as may be required by the Nevada Revised Statutes, applicable federal or state securities laws, other applicable law or regulation or any agreement between the corporation and the issuee thereof.

      Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board of Directors or the Bylaws may provide; provided, however, that any such certificate so issued prior to full payment shall state on the face thereof the amount theretofore paid, the amount remaining unpaid and the terms of payment thereof.

      No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate shall be issued without the surrender and cancellation of the old certificate if: (i) the old certificate is lost, apparently destroyed or wrongfully taken; (ii) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction or the; (iii) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser;
(iv) if required by the corporation, the owner of the old certificate furnishes sufficient indemnity to or provides other adequate security to the corporation; and (v) the owner of the old certificate satisfies any other reasonable requirements imposed by the corporation. In the event of the issuance of a new certificate, the rights and liabilities of the corporation, and of the holders of the old and new certificates, shall be governed by the provisions of the Nevada Uniform Commercial Code.

      When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares, or it becomes desirable for any reason, in the discretion of the Board of Directors, to cancel any outstanding certificate for shares and issue a new certificate therefore conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for share to surrender and exchange them for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificates so ordered to be surrendered is not entitled to vote or to receive dividends or exercise any of the other rights of stockholders until the holder has complied with the order, but such order operates to suspend such rights only after notice and until compliance. The duty of surrender of any outstanding certificates may also be enforced by civil action.

      Section 3. Transfer of Shares. Upon surrender to the secretary or transfer agent or registrar of the corporation of a certificate for shares fully endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books, unless under applicable federal or state securities laws or otherwise such transfer would be adverse to the best interests of the corporation or unless the corporation has notice of an adverse claim, which may be an adverse claim of the corporation, to the certificate.

      Section 4. Stockholders of Record. Voting by stockholders shall in all cases be subject to the following provisions:

           (a) Subject to subsection (h) of this Section 4, shares held by an administrator, executor, guardian, conservator or custodian may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder's name, and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee's name.

           (b) Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed.

           (c) Except where otherwise agreed in writing between the parties, a stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledge shall be entitled to vote the shares so transferred.

           (d) Shares standing in the name of a minor may be voted and the corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the corporation has notice, actual or constructive, of the nonage, unless a guardian of the minor's property has been appointed and written notice of such appointment given to the corporation.

           (e) If authorized to vote the shares by the power of attorney by which the attorney-in-fact was appointed, shares held by or under control of an attorney-in-fact may be voted and the corporation may treat all rights incident thereto as exercisable by the attorney-in-fact, in person or by proxy, without transfer of the shares into the name of the attorney-in-fact.

            (f) Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxyholder as the Articles of Incorporation or the
Bylaws of such other corporation may prescribed or, in the absence of such provision, as the Board of Directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board, president or any vice president of such other corporation, or by any other person authorized to do so by the Board of Directors, president or any vice president of such other corporation. Shares which are purported to be voted or any proxy purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this subsection, unless the contrary is shown.

           (g) Subject to subsection (h) below, shares of the corporation owned by the corporation or any subsidiary shall not be entitled to vote on any matter and shall not be counted in determining the total number of outstanding shares. Solely for purposes of this subsection and subsection (h) below, a "subsidiary" of the corporation shall mean a corporation, shares of which possessing a majority of the power to vote for the election of Directors at the time determination of such voting power is made, are owned directly, or indirectly through one or more subsidiaries, by the corporation.

           (h) Shares held by the corporation in a fiduciary capacity, and shares of the corporation held in a fiduciary capacity by any subsidiary, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or give the corporation binding instructions as to how to vote such shares.

           (i) If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise, or if two or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

               (a)  If only one votes, such act binds all;

                              (b)  If more than one vote, the act
                    of the majority so voting binds all; and

                              (c)  If more than one vote, but the
                    vote   is  evenly  split  on  any  particular
                    matter, each faction may vote the securities in question proportionately.

     If the instrument so filed or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purposes of this Section shall mean a majority or even split in interest.


                           ARTICLE VII
                       Records and Reports

       Section 1. Maintenance of Books and Records. The corporation shall keep adequate and correct books and records of account and shall keep minutes of the proceedings of its stockholders, Board of Directors and committees of the Board of Directors and shall keep at its principal executive office, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder. Such minutes shall be kept in written form. Such other books and records may be kept either in written form or in any other form capable of being converted into written form within a reasonable time. The corporation shall keep at its principal executive office, or if its principal executive office is not in Nevada, then at its principal office, if any, in Nevada, a copy of the Articles of Incorporation, as amended to date, certified by the Secretary of State, and the original or a copy of the Bylaws, as amended to date, certified by an officer of the corporation.

     Section 2. Inspection of Corporate Records. Every Director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and its subsidiaries. Such inspection by a Director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

     Section 3.  Annual Reports.

          (a) At such times as the corporation is subject to the Securities Exchange Act of 1934, as amended, the Board of Directors shall cause an annual report to be sent to the stockholders not later than 120 days after the close of the fiscal year; provided that such report shall be sent to the stockholders at least 10 days prior to the annual meeting of stockholders. Such report shall contain all matters required by the Securities Exchange Act of 1934, as amended and other applicable laws.

          (b) Any report required by this Section shall be given in the manner and shall be deemed to have been given by the corporation as provided in Section 4 of Article II of the Bylaws.

       Section 4. Annual Statement of Information. The corporation shall file annually with the Secretary of State of the State of Nevada, on the prescribed form, a statement in compliance with Section 78.150 of the Nevada Revised Statutes.


                          ARTICLE VIII

                          Miscellaneous

      Section  1.   Checks, Drafts, Etc.  All checks,  drafts  or
other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

      Section 2. Contracts, Etc., How Executed. The Board of Directors, except as otherwise provided in the Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount. Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, conveyance or other document or instrument in writing and any assignment or endorsements thereof executed or entered into between the corporation and any other person, when signed by the chairman of the board, the president, any vice president, the chief financial officer, the treasurer or any assistant treasurer of the corporation shall be valid and binding on the corporation in the absence of actual knowledge on the part of the other person that the signing officers had no authority to execute the same.

      Section 3. Representation of Shares of Other Corporations. Any officer of the corporation is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation. The authority herein granted to such officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by such officers.

      Section 4. Seal. The corporation shall adopt and may, but shall not be required to, use a corporate seal consisting of a circle setting forth on its circumference the name of the corporation and showing the state and date of incorporation.

      Section 5. Fiscal Year. Unless changed by resolution of the Board of Directors, the fiscal year of the corporation shall end on the last day of December.

      Section 6. Loans. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors, which authority may be general or confined to specific instances.

      Section 7. Deposits. The Board of Directors shall select banks, trust companies or other depositories in which all funds of the corporation not otherwise employed shall, from time to time, be deposited to the credit of the corporation.

      Section 8. Construction and Definitions. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the Nevada Revised Statutes shall govern the construction of the Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural number and the plural number includes the singular and the term "person" includes a corporation or other entity as well as a natural person.

       Section 9. Preclusion of Acquisition of Controlling Interest--Statute. The Incorporators and initial Directors, being fully advised of the Nevada Statutory Provisions related to treatment of the acquisition of controlling sharehold interest pursuant to subsequent share transactions, wish to invoke the provisions of Nevada Revised Statutes (NRS) 78.378, or any subsequent provision or section, to hereby elect out of any application of the Acquisition of Controlling Sharehold Interest Provisions under Nevada Statute, NRS 78.378-78.3793, or other or subsequent related statutory provisions.


                           ARTICLE IX

                           Amendments

      Section 1. Power of Stockholders. New Bylaws may be adopted or the Bylaws may be amended or repealed by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote, except as otherwise expressly provided by applicable law, the Articles of Incorporation or elsewhere in the Bylaws.

     Section 2. Power of Directors. Subject to the right of the stockholders as provided in Section 1 of this Article IX to adopt, amend or repeal Bylaws, Bylaws may be adopted, amended or repealed by the Board of Directors.

      The undersigned President affirms adoption of these By-Laws by majority vote of the Board of Directors on February 14th, 1996. The By-Laws, as set-out herein, having been adopted as part of the organizational Minutes were inadvertently not executed until the date appearing below, but are and were deemed of full force and effect from the date of adoption on February 14, 1996.




                                   Mr. Steven B. Madsen
                                   President
                                   Date:   May 3, 1998
(Seal)